UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2025

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (501) 205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On May 22, 2025, Inuvo, Inc. (“Inuvo”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”).  The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 25, 2025. At the close of business on that date, the Company had 143,613,033 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. Of the 143,613,033 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting, 86,248,517 shares (or 60.06%), constituting a quorum, were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, five proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 4, 2025. The final voting results were as follows:

Proposal 1

Inuvo’s stockholders elected the following Class II director to serve for a term expiring at the 2028 annual meeting of stockholders or until his respective successor has been duly elected and qualified, based upon the voting results set forth below.

	Votes For	Withheld	Broker Non-Votes
Johnathan Bond	56,430,432	2,618,587	27,199,498

Proposal 2

Inuvo’s stockholders approved the ratification of the appointment of EisnerAmper LLP as Inuvo’s independent registered public accounting firm, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
83,543,047	2,297,663	407,807	-

Proposal 3

Inuvo’s stockholders approved the adoption of the 2025 Omnibus Incentive Compensation Plan, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,663,979	1,914,992	470,049	27,199,497

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Proposal 4

Inuvo’s stockholders approved an amendment (the “Reverse Stock Split Amendment”) to the Articles of Incorporation of the Company, as amended, to provide for a reverse stock split (the “Reverse Stock Split”) of the common stock of the Company, that will be at a ratio of not less than one-for-five (1:5) and not greater than one-for-ten (1:10) (the “Split Ratio Range”), the final determination of which shall be determined by the Board, and to authorize the Board to effect the Reverse Stock Split at their discretion based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,531,174	8,474,65125	242,691	-

Proposal 5

Inuvo’s stockholders approved the Advisory Vote on Executive Compensation, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,213,485	2,160,544	674,991	27,199,497

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRAGEMENTS OF CERTAIN OFFICERS.

On May 22, 2025, at the 2025 Annual Meeting of Stockholders of Inuvo, Inc., Inuvo’s shareholders approved the Inuvo, Inc. 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”). The 2025 Plan provides for grants of restricted stock, deferred stock, stock appreciation rights, incentive stock options, non-statutory stock options, restricted stock units, and other stock-based awards. The 2025 Plan will reserve up to and not exceed 10,983,198 shares of Inuvo common stock, which shall consist of (i) 10,000,000 shares of common stock, plus (ii) the number of shares of common stock that are authorized, but not issued or subject to outstanding awards under Inuvo’s 2017 Equity Compensation Plan, as of the effective date of the 2025 Plan, for issuance pursuant to the terms of the 2025 Plan. Additional details about the 2025 Plan are set forth in Inuvo’s definitive proxy statement filed on April 4, 2025.

ITEM 8.01 OTHER EVENTS.

As reported in Item 5.07, the stockholder of Inuvo approved a Reverse Stock Split and Reverse Stock Split Amendment at the Annual Meeting and granted the Board of Directors discretion to determine a reverse stock split ratio within the Split Ratio Range. On May 27, 2025, Inuvo’s Board of Directors approved the reverse stock split of its outstanding common stock, $0.001 par value per share, at the ratio of 1-for-10. This will be effective for trading purposes as of the commencement of trading on Tuesday, June 10, 2025. Inuvo’s common stock will continue to trade on the NYSE American under the symbol “INUV,” but under a new CUSIP number, 46122W 303.

Inuvo’s purpose in effectuating the reverse stock split is to improve the marketability and liquidity of its stock aiming to attract a broader range of institutional investors and analysts in support of its long-term growth strategy.

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As a result of the reverse stock split, every ten (10) pre-split shares of Inuvo common stock issued and outstanding will automatically become one (1) share of Inuvo common stock. Proportionate adjustments will be made, as applicable, to the exercise prices and the number of shares underlying Inuvo’s outstanding equity awards, as well as to the number of shares available for issuance under Inuvo’s equity incentive plans. The post-split Inuvo common stock will remain fully paid and non-assessable. The reverse stock split will not affect the total number of authorized shares of Inuvo common stock or alter the par value of the common stock. The reverse stock split will reduce the number of issued and outstanding shares from approximately 144.5 million shares to approximately 14.5 million shares.

No fractional shares will be issued in connection with the reverse stock split. Instead, stockholders who would otherwise be entitled to receive a fractional share will have their holdings rounded up to the nearest whole share.

Colonial Stock Transfer (“Colonial”), Inuvo’s transfer agent, is acting as the exchange agent for the reverse stock split. Stockholders who hold their shares electronically in book-entry form, as well as those who hold their shares through a bank, broker or other nominee are not required to take any action. Holdings maintained through a bank, broker, or other nominee will be automatically adjusted to reflect the effects of the reverse stock split.

ITEM 9.01 OTHER EVENTS.

(d) Exhibits.

Exhibit No.	Description
10.1	Inuvo, Inc. 2024 Omnibus Incentive Compensation Plan (incorporated herein by reference to Appendix A of Inuvo’s Definitive Proxy Statement on Schedule 14A filed on April 4, 2025).

10.2	2025 Equity Compensation Plan Form of Restricted Stock Unit Agreement.

10.3	2025 Equity Compensation Plan Form of Non-Qualified Stock Option Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: May 28, 2025	By:	/s/ Wallace Ruiz
Wallace Ruiz, Chief Financial Officer

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